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                                  EXHIBIT 99.2

                             TOP-UP EXERCISE NOTICE

To: Tender Loving Care Health Care Services, Inc. (TLCS)

         1. Pursuant to the terms and conditions of the Stock Option Agreement (granting the undersigned a "Top-up Stock Option") entered into by the undersigned and TLCS on October 18, 2001, the undersigned hereby irrevocably elects to purchase 3,200,000 shares of Common Stock of TLCS ("Top-up Option Shares"). Payment for the Top-up Option Shares is made herewith by delivery of the promissory note (the "Note"), attached hereto as Exhibit "A," in a principal face amount of $2,800,000 and bearing interest at a rate equal to 5% per annum. The Note shall be payable in full with accrued interest five business days following written demand given by TLCS to the undersigned at any time following the Effective Time, as such term is used in the Stock Option Agreement.

         2. Please issue a certificate or certificates evidencing 2,800,000 Top-up Option Shares in the name of the undersigned (or in such other name or names as are specified below):

Name: TLC Acq. Corporation

Address: 200 Brickstone Square, Suite 403, Andover, MA  01810

         3. The place for the closing of the purchase and sale of the Top-up Option Shares (the "Top-up Closing") shall be:

                              200 Brickstone Square
                                    Suite 403
                                Andover, MA 01810

         4. The Top-up Closing shall take place at the above said place on Monday, December 17, 2001 at 5:00 P.M. ("Top-up Closing Date") or as soon as practicable thereafter.

                            [continued on next page]

                                       1

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         5. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

TLC ACQ. CORPORATION

BY:    /s/ Frank Magliochetti
       ------------------------------
NAME:  Frank Magliochetti
TITLE: President

DATE:  December __, 2001

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                                    EXHIBIT A

                                 PROMISSORY NOTE

$2,800,000                                                    December __, 2001

TLC ACQ. CORPORATION
200 Brickstone Square
Suite 403
Andover, Massachusetts  01810
(Hereinafter referred to as the "Borrower")

TENDER LOVING CARE HEALTH CARE SERVICES, INC. (TLCS)
1983 Marcus Avenue
Lake Success, New York 11042
(Hereinafter referred to as the "Holder")

        FOR VALUE RECEIVED, Borrower promises to pay to the order of the Holder of this Note, in lawful money of the United States of America, at the Holder's office indicated above or wherever holder of this Note may specify, the principal sum of Two Million Eight-Hundred Thousand and No/100 Dollars ($2,800,000), together with interest on the unpaid principal balance from the date of this Note until Maturity (as defined herein) at the rate of 5% per annum. This Note shall be payable in full, however, with accrued interest five business days following written demand given to Borrower by the Holder at any time following the Effective Time, as such term is used in that Stock Option Agreement entered into between Borrower and Holder on October 18, 2001.

1. DEFAULT. If any of the following occurs, a default ("Default") under this Note shall exist:

   o NONPAYMENT; NONPERFORMANCE. The failure of timely payment or performance of the Borrower's obligations under this Note ("Obligations").

   o FALSE WARRANTY. A warranty or representation made or deemed made in connection with the loan evidenced by this Note proves materially false, or if of a continuing nature, becomes materially false.

   o CESSATION; BANKRUPTCY. The death of, appointment of guardian for, appointment of a receiver for, assignment for the benefit of creditors of, or commencement of any bankruptcy or insolvency proceeding by or against the Borrower.

2. REMEDIES UPON DEFAULT. If a Default occurs under this Note, Holder may at any time thereafter, take the following actions:

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   o BANK LIEN. Foreclose its security interest against any or all of the collateral securing payment of the Note, and/or its lien against Borrower's accounts without notice.

   o ACCELERATION UPON DEFAULT. Accelerate the maturity of this Note.

   o CUMULATIVE. Exercise any rights and remedies as provided under this Note, or as provided by law or equity.

3. WAIVERS AND AMENDMENTS. No waivers, amendments, or modifications of this Note shall be valid unless in writing and signed by an officer of Holder. No waiver by Holder of any Default shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Holder in exercising any right, power, or remedy under this Note or other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The Borrower under this Note waives presentment, protest, notice of dishonor, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale, and all other notices of any kind. Further, each agrees that Holder may extend, modify, or renew this Note or make a novation of the loan evidenced by this Note for any period and grant any releases, compromises, or indulgences with respect to any collateral securing this Note, or with respect to any Borrower or any other person liable under this Note or other Loan Documents, all without notice to or consent of any Borrower and without affecting the liability of Borrower.

4. MISCELLANEOUS PROVISIONS.

   o ASSIGNMENT. This Note shall inure to the benefit of and be binding upon the parties and their respective heirs, legal and personal representatives, successors, and assigns. Holder's interest in and rights under this Note are not freely assignable without the consent of Borrower.

   o APPLICABLE LAW; CONFLICT BETWEEN DOCUMENTS. This Note shall be governed by and construed under the laws of the state named in Holder's address shown above without regard to that state's conflict of laws principles.

   o JURISDICTION. Borrower irrevocably agrees to non-exclusive personal jurisdiction and venue in the state and county named in Holder's address shown above.

   o SEVERABILITY. If any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

   o NOTICES. Any notices to Borrower shall be sufficiently given, if in writing and mailed or delivered to the Borrower's address shown above or such other address as provided hereunder, and to Holder, if in writing and mailed or delivered to Holder's office address shown

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     above or such other address as the holder hereof may specify in writing from time to time. In the event that Borrower changes Borrower's address at any time prior to the date the Obligations are paid in full, Borrower agrees to give prompt written notice of said change of address to Holder by registered or certified mail, return receipt requested, all charges prepaid.

   o BINDING CONTRACT. Borrower by execution of and Holder by acceptance of this Note agree that each party is bound to all terms and provisions of this Note.

   o FEES AND TAXES. Borrower shall promptly pay all documentary, intangible recordation, and/or similar taxes on this transaction whether assessed at closing or arising from time to time.

5. WAIVER OF JURY TRIAL; PUNITIVE DAMAGES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER BY EXECUTION HEREOF AND HOLDER BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO HOLDER TO ACCEPT THIS NOTE. BORROWER AND HOLDER FURTHER AGREE THAT THEY SHALL NOT HAVE A REMEDY OF PUNITIVE OR EXEMPLARY DAMAGES AGAINST THE OTHER IN ANY DISPUTE AND HEREBY WAIVE ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY HAVE NOW OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY DISPUTE, WHETHER THE DISPUTE IS RESOLVED BY ARBITRATION OR JUDICIALLY.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, Borrower, on the day and year first above written, has caused this Note to be executed as an instrument under seal.

                           TLC ACQ. CORPORATION

                           By: /s/ Frank Magliochetti
                               ------------------------------------------------
                               Frank Magliochetti, President

ATTEST:

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